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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Bio-Plexus, Inc. of our report dated March 17, 2000 appearing on page F-2 of the Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission on April 14, 2000.



/s/ Mahoney Sabol & Company, LLP
--------------------------------
Mahoney Sabol & Company, LLP
Hartford, Connecticut
October 20, 2000